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                                                                    EXHIBIT 10.1

                         AMENDMENT TO PROMISSORY NOTE
                         ----------------------------

                                   RECITALS
                                   --------

        1. On June 15, 1994, E. David Corvese and Nancy P. Corvese, husband and wife, of 839-C Ministerial Road, South Kingstown, Rhode Island 02879, (collectively the "Borrower") executed and delivered to Pro-Mark Holdings, Inc., a Delaware corporation having a business address at 33 North Road, Peacedale, Rhode Island 02879 (the "Lender") a promissory in the principal amount of $975,000.00 (the "Note");

        2. The original term of the Note was three years, maturing on June 15, 1997, bearing an interest rate of 5.42% and providing for a monthly payment of $4,403.75; and

        3. The Borrower and the Lender desire to amend the Note by extending the maturity date another three years until June 15, 2000, increasing the interest rate to 7.125%, and requiring a monthly payment of interest only in the amount of $5647.32.

                                   AMENDMENT
                                   ---------

        Now therefor in consideration of the increase in the interest rate the Borrower and the Lender agree to amend the Note as follows:

        1. The second sentence of Paragraph 2 entitled "Interest" is amended to read: "I will pay interest at a yearly rate of 7.125%."

        2. The first sentence of subpart (A) of Paragraph 3 entitled "Time and Place of Payments" is amended to read: "I will pay interest only by making monthly payments on the 15th day of each month beginning on July 15, 1994 and continuing until June 15, 2000 (which is called the "maturity date"), when I will pay the full amount of unpaid principal and interest and any other charges described below that I may owe under this Note.

        3. Subpart (B) of Paragraph 3 entitled "Amount of Monthly Payments" is amended to read: "My monthly payment will be in the amount of $5647.32."

        In witness whereof the Borrower and the Lender have signed and delivered this Amendment as of the 15th day of June, 1997.


                                            /s/ E. David Corvese
                                            ------------------------------------
Pro-Mark Holdings, Inc.                     E. David Corvese

By /s/ Steven Dias                          /s/ Nancy P. Corvese
   --------------------------               ------------------------------------
                                            Nancy P. Corvese